EXHIBIT 99.1

DCT INDUSTRIAL TRUST® REPORTS 2009

FIRST QUARTER RESULTS

DENVER, Colo., May 7, 2009 — DCT Industrial Trust® (NYSE: DCT), a leading industrial real estate investment trust, today announced financial results for the first quarter ended March 31, 2009.

Funds from operations (FFO) attributable to common stockholders and unitholders totaled $33.1 million, or $0.16 per diluted share, for the first quarter of 2009, compared with $30.1 million, or $0.15 per diluted share, reported for the first quarter of 2008.

Net income attributable to common stockholders for the first quarter of 2009 was $3.8 million, or $0.02 per diluted share, compared with net income of $0.4 million, or $0.00 per diluted share, reported for the first quarter of 2008. First quarter 2009 FFO and net income include gains on the sale of land of $0.02 per diluted share, which compares to $0.00 per diluted share of gains related to the contribution or sale of real estate included in the first quarter of 2008.

Balance Sheet

DCT’s balance sheet remains strong, with consolidated debt to book value of total assets (before depreciation and amortization) of 38.4% as of March 31, 2009, flat when compared to December 31, 2008. The Company’s fixed charge coverage for the first quarter of 2009 was 3.1 times.

Operating Portfolio

As of March 31, 2009, DCTTM owned 373 consolidated operating properties, or 52.1 million square feet. Net operating income was $45.5 million in the first quarter of 2009, compared with $45.8 million reported for the first quarter of 2008. DCT’s consolidated operating portfolio occupancy was 89.8% as of March 31, 2009, compared with 93.0% as of March 31, 2008. Including an additional 15.0 million square feet of operating properties held in joint ventures, occupancy as of March 31, 2009 was 91.4%, compared with 94.2% as of March 31, 2008.

518 17TH STREET, 8TH FLOOR ¿ DENVER, CO 80202

303.597.2400 ¿ DCTINDUSTRIAL.COM

First quarter 2009 same store net operating income declined 2.5% on a cash basis and 5.1% on a GAAP basis, excluding lease termination fees, when compared to the same period last year. Lease termination fees were $1.4 million in the first quarter of 2009, compared with $0.1 million in the first quarter of 2008. Occupancy of same store properties was 89.9% as of March 31, 2009, compared with 92.7% as of March 31, 2008.

Leasing activity was in line with prior quarters, with 2.5 million square feet of leases signed during the first quarter, including 0.6 million square feet of development leases. Tenant retention was 66.4% for the first quarter of 2009, while rents on signed leases for which there was a prior tenant decreased by 7.1% on a GAAP basis and 11.0% on a cash basis in the first quarter of 2009.

“The current environment is clearly very competitive, and we expect it to remain so for quite some time given the state of the economy,” commented Phil Hawkins, Chief Executive Officer of DCT Industrial Trust. “However, first quarter operating leasing activity of 1.9 million square feet was slightly higher than first quarter 2008 activity, and April leasing activity of 1.0 million square feet is encouraging. While occupancy in our consolidated operating portfolio declined to 89.8%, this decline was consistent with our expectations and guidance given last quarter. We are fortunate to have a high-quality portfolio, proven operating platform and strong balance sheet, which will continue to serve us well in this tough market.”

Dispositions and Capital Deployment Activity

During the first quarter of 2009, Stirling Capital Investments, DCT’s development joint venture at SCLA (Southern California Logistics Airport), sold 53 acres of land to Dr Pepper Snapple Group, Inc. (NYSE: DPS), a beverage producer that markets more than 50 products, including 7UP, Canada Dry, and Schweppes, and many other well-known brands. The joint venture has 207 acres in Phase I held for future development or sale, with development rights to approximately 4,000 additional acres.

As of March 31, 2009, DCT had 7.7 million square feet under development, which includes 1.9 million square feet in a 50-50 development joint venture.

Dividend

DCT Industrial Trust’s Board of Directors has declared an $0.08 per share quarterly cash dividend, payable on July 17, 2009, to stockholders of record as of July 8, 2009.

Guidance

DCT reiterated guidance for 2009 FFO of $0.50 to $0.58 per diluted share and updated 2009 net income guidance to $(0.05) to $0.03 per diluted share, which includes gains on sale of undepreciated real estate ranging from $0.02 to $0.04 per diluted share.

Conference Call Information

DCTTM will host a conference call to discuss first quarter 2009 results and its recent business activities on Friday, May 8, 2009 at 10:00 a.m. Eastern time. Stockholders and interested parties may listen to a live broadcast of the conference call by dialing (800)
 860-2442 or (412) 858-4600. A telephone replay will be available for one week following the call by dialing (877) 344-7529 or (412) 317-0088 and entering the passcode 429309. A live webcast and replay of the conference call will be available in the investor relations section of the DCTTM website at www.dctindustrial.com.

Supplemental information will be available in the Investor Relations section of the Company’s website at www.dctindustrial.com or by e-mail request at investorrelations@dctindustrial.com. Interested parties may also obtain supplemental information from the SEC’s website at www.sec.gov.

About DCT Industrial Trust

DCT Industrial Trust is a leading industrial real estate company that owns, operates and develops high-quality bulk distribution and light industrial properties in high-volume distribution markets in the U.S. and Mexico. As of March 31, 2009, the Company owned, managed or had under development 75.9 million square feet of assets leased to approximately 850 customers, including 14.6 million square feet managed on behalf of three institutional joint venture partners. Additional information is available at www.dctindustrial.com.

CONTACT: Sara Knapp, 303-597-1550 or investorrelations@dctindustrial.com

DCT INDUSTRIAL TRUST INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(in thousands, except per share information)

	March 31, 2009	December 31, 2008
	(unaudited)
ASSETS
Land	$511,387	$511,730
Buildings and improvements	2,147,106	2,107,756
Intangible lease assets	187,218	187,605
Construction in progress	59,899	90,770

Total Investment in Properties	2,905,610	2,897,861
Less accumulated depreciation and amortization	(444,416)	(417,404)

Net Investment in Properties	2,461,194	2,480,457
Investments in and advances to unconsolidated joint ventures	125,689	125,452

Net Investment in Real Estate	2,586,883	2,605,909
Cash and cash equivalents	16,237	19,681
Notes receivable	30,372	30,387
Deferred loan costs, net	4,469	5,098
Straight-line rent and other receivables	26,551	31,747
Other assets, net	11,250	11,021

Total Assets	$2,675,762	$2,703,843

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$24,998	$35,193
Distributions payable	16,682	16,630
Tenant prepaids and security deposits	14,061	17,601
Other liabilities	13,829	26,472
Intangible lease liability, net	6,243	6,813
Senior unsecured notes	625,000	625,000
Mortgage notes	572,664	574,634

Total Liabilities	1,273,477	1,302,343
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, none outstanding	—	—
Shares-in-trust, $0.01 par value, 100,000,000 shares authorized, none outstanding	—	—
Common stock, $0.01 par value, 350,000,000 shares authorized, 175,979,295 and 175,141,387 shares issued and outstanding as of March 31, 2009 and December 31, 2008, respectively	1,760	1,751
Additional paid-in capital	1,665,623	1,657,923
Distributions in excess of earnings	(523,320)	(513,040)
Accumulated other comprehensive loss	(13,175)	(23,605)

Total Stockholders’ Equity	1,130,888	1,123,029
Noncontrolling interests	271,397	278,471

Total Equity	1,402,285	1,401,500

Total Liabilities and Equity	$2,675,762	$2,703,843

Book value of total assets before depreciation:
Total Assets	$2,675,762	$2,703,843
Add back accumulated depreciation and amortization	444,416	417,404

Book value of total assets before depreciation and amortization	$3,120,178	$3,121,247

Percentage of debt to total assets	44.8%	44.4%

Percentage of debt to book value of total assets before depreciation and amortization	38.4%	38.4%

DCT INDUSTRIAL TRUST INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(in thousands, except per share information)

(unaudited)

	Three Months Ended March 31,
	2009	2008
REVENUES:
Rental revenues	$62,967	$62,446
Institutional capital management and other fees	667	860

Total Revenues	63,634	63,306

OPERATING EXPENSES:
Rental expenses	8,762	8,418
Real estate taxes	8,695	8,255
Real estate related depreciation and amortization	26,455	27,905
General and administrative	5,468	5,882

Total Operating Expenses	49,380	50,460

Operating Income	14,254	12,846
OTHER INCOME AND (EXPENSE):
Equity in income of unconsolidated joint ventures, net	4,180	287
Interest expense	(13,371)	(14,430)
Interest income and other	134	434
Income taxes	(893)	(536)

Income (Loss) From Continuing Operations	4,304	(1,399)
Income from discontinued operations	145	1,379

Income (Loss) Before Gain On Dispositions Of Real Estate Interests	4,449	(20)
Gain on dispositions of real estate interests	37	446

Consolidated Net Income	4,486	426
Net income attributable to noncontrolling interests	(659)	(42)

Net Income Attributable to DCT Common Stockholders	$3,827	$384

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Income (Loss) From Continuing Operations	$0.02	$(0.01)
Income from discontinued operations	0.00	0.01
Gain on dispositions of real estate interests	0.00	0.00

Net Income Attributable to DCT Common Stockholders	$0.02	$0.00

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	175,661	168,386

AMOUNTS ATTRIBUTABLE TO DCT COMMON STOCKHOLDERS:
Income (Loss) From Continuing Operations	$3,673	$(1,290)
Income from discontinued operations	123	1,312
Gain on dispositions of real estate interests	31	362

Net Income Attributable to DCT Common Stockholders	$3,827	$384

Distributions declared, per common share	$0.08	$0.16

DCT INDUSTRIAL TRUST INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(in thousands, except per share information)

	For the Three Months Ended March 31,
	2009	2008
Net Income Attributable to DCT Common Stockholders	$3,827	$384
Adjustments:
Real estate related depreciation and amortization	26,455	29,143
Equity in (income) of unconsolidated joint ventures, net	(4,180)	(287)
Equity in FFO of unconsolidated joint ventures	6,549	1,467
(Gain) on dispositions of real estate interests	(34)	(807)
Gain on dispositions of non-depreciated real estate	113	246
Noncontrolling interest in the operating partnership’s share of the above adjustments	(4,488)	(5,588)
FFO attributable to participating securities	(257)	(175)
FFO attributable to unitholders	5,150	5,675

Funds from operations attributable to common stockholders and unitholders – basic and diluted	$33,135	$30,058

FFO per common share and unit, basic and diluted	$0.16	$0.15

FFO weighted average common shares and units outstanding:
Basic and diluted	207,690	207,297

Guidance:

	Full-Year Range for 2009
	(low)	(high)
Guidance:
Earnings per diluted share	$(0.05)	$0.03
Gains on sale of depreciated assets	0.00	0.00
Real estate related depreciation and amortization	0.55	0.55

FFO attributable to common shares per diluted share	$0.50	$0.58

Guidance excludes future gains or losses from sale of depreciated assets and impairments.

The following table shows the calculation of our Fixed Charge Coverage for the three months ended March 31, 2009 and 2008
(in thousands):

	Three Months Ended March 31,
	2009	2008
Net Income Attributable to DCT Common Stockholders	$3,827	$384
Interest expense (1)	13,371	14,574
Pro rata share of interest expense from unconsolidated JVs	1,106	514
Real estate related depreciation and amortization (1)	26,455	29,143
Pro rata share of real estate related depreciation and amortization from unconsolidated JVs	2,233	1,215
Income taxes	893	549
Stock-based compensation amortization expense	1,138	743
Noncontrolling interests (1)	659	42
Non-FFO gains on dispositions of real estate interests, net	(79)	(561)

Adjusted EBITDA (2)	$49,603	$46,603

Calculation of Fixed Charges:
Interest expense excluding financing obligations (1)	$13,371	$14,522
Interest expense related to financing obligations	—	48
Capitalized interest	1,671	2,054
Amortization of loan costs and debt premium/discount	(334)	120
Pro rata share of interest expense from unconsolidated JVs	1,106	514

Total Fixed Charges	$15,814	$17,258

Fixed Charge Coverage	3.1	2.7

(1)	Includes amounts related to discontinued operations.

(2)

Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, minority interest, impairment losses and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of irregular items and certain non-cash items, such as deprecation and amortization, non-FFO gains on dispositions of real estate interests and impairment losses.

The following table is a reconciliation of our property net operating income to our reported “Income (Loss) From Continuing Operations” for the three months ended March 31, 2009 and 2008 (in thousands):

	Three Months Ended March 31,
	2009	2008
Same store net operating income	$44,062	$45,063
Non-same store net operating income	1,448	710

Total net operating income	45,510	45,773
Institutional capital management and other fees	667	860
Real estate related depreciation and amortization	(26,455)	(27,905)
General and administrative expense	(5,468)	(5,882)
Equity in income of unconsolidated joint ventures, net	4,180	287
Interest expense	(13,371)	(14,430)
Interest income and other	134	434
Income taxes	(893)	(536)

Income (Loss) from Continuing Operations	$4,304	$(1,399)

The following table is a reconciliation of our same store net operating income to our cash basis same store net operating income for the three months ended March 31, 2009 and 2008 (in thousands):

	Three Months Ended March 31,
	2009	2008
Same store net operating income	$44,062	$45,063
Less revenues from lease terminations	(1,401)	(128)

Same store net operating income excluding revenue from lease terminations	42,661	44,935
Less straight-line rents	(215)	(1,094)
Add-back of net amortization of above/below market rents	507	232

Cash basis same store net operating income	$42,953	$44,073

Financial Measures

Net operating income (“NOI”) is defined as rental revenue, including reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI, same store NOI, excluding revenue from lease terminations, and cash basis same store NOI to be appropriate supplemental performance measures because they reflect the operating performance of DCT Industrial’s properties and exclude certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income, revenue from lease terminations and general and administrative expenses. However, these measures should not be viewed as alternative measures of DCT Industrial’s financial performance since they exclude expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI, same store NOI, excluding revenue from lease terminations, and cash basis same store NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating these measures. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. We include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

DCT Industrial calculates our fixed charge coverage calculation based on adjusted EBITDA, which is defined as earnings from operations before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses and minority interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization and irregular items, such as non-FFO gains from the dispositions of real estate and impairment losses.

Forward-Looking Information

The Company makes statements in this document that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond its control including, without limitation: the competitive environment in which the Company operates; real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets, particularly in light of the current economic slow-down in the U.S. and internationally; decreased rental rates or increasing vacancy rates; defaults on or non-renewal of leases by tenants; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; the timing of acquisitions and dispositions; natural disasters such as hurricanes, fires and earthquakes; national, international, regional and local economic conditions, including, in particular the current economic slow-down in the U.S. and internationally; the general level of interest rates and the availability of debt financing, particularly in light of the recent disruption in the credit markets; energy costs; the terms of governmental regulations that affect the Company and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates; financing risks, including the risk that the Company’s cash flows from operations may be insufficient to meet required payments of principal and interest; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; the consequences of future terrorist attacks; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by the Company; and other risks and uncertainties detailed from time to time in DCT Industrial Trust’s filings with the Securities and Exchange Commission. In addition, the Company’s current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on its ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.